Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Period Ended June 30, 2012

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1

Consolidated Statements of Operations and Comprehensive Income	2

Funds from Operations	5

Estimated Net Asset Value	7

Consolidated Statements of Cash Flows	11

Selected Balance Sheet Account Detail	13

Schedule of Capitalization, Dividends and Liquidity	14

Selected Investment Data	15

Schedule of Securities Carried at Fair Value	18

Schedule of Loan Assets	19

Net Operating Income from Consolidated Properties	21

Schedule of Interest, Dividends and Discount Accretion	22

Consolidated Properties – Selected Property Data	23

Equity Investments – Selected Property Data	25

Consolidated Properties – Operating Summary	28

Equity Investments – Operating Summary	29

Consolidated Debt Summary	30

Equity Investments Debt Summary	31

Lease Expiration Summary	33

Reconciliation of Non-GAAP financial measures of income to net income attributable to Common Shares	34

Supplemental Definitions	35

Investor Information	36

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust (the Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data, Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011

ASSETS
Investments in real estate, at cost
Land	$39,575	$36,495	$36,495	$36,495	$36,495
Buildings and improvements	350,243	328,556	327,337	273,118	273,964
	389,818	365,051	363,832	309,613	310,459
Less: accumulated depreciation	(49,818)	(47,071)	(44,556)	(42,262)	(40,168)
Investments in real estate, net	340,000	317,980	319,276	267,351	270,291

Cash and cash equivalents	43,959	79,526	40,952	66,777	51,344
Restricted cash held in escrows	10,678	8,549	3,914	4,916	9,152
Loans receivable, net	123,872	116,399	114,333	115,889	153,437
Accounts receivable, net of allowances of $397, $512,
$639, $594 and $453, respectively	19,261	18,165	16,140	12,380	14,110
Securities carried at fair value	34,079	33,700	28,856	6,652	7,613
Loan securities carried at fair value	5,385	5,473	5,309	5,343	5,418
Preferred equity investments	5,500	1,500	5,520	13,402	10,155
Equity investments	146,221	152,148	162,142	106,156	95,169
Lease intangibles, net	34,678	35,644	36,305	25,394	24,681
Deferred financing costs, net	1,081	1,088	1,180	1,184	1,346
Assets held for sale	6	6	6	1,491	3,702
TOTAL ASSETS	$764,720	$770,178	$733,933	$626,935	$646,418

LIABILITIES
Mortgage loans payable	$229,891	$230,257	$230,940	$185,622	$210,751
Series B-1 Cumulative Convertible Redeemable Preferred
Shares, $25 per share liquidation preference; 852,000 shares authorized and outstanding at September 30, and June 30, 2011	-	-	-	21,300	21,300
Non-recourse secured financings	29,150	29,150	29,150	15,150	15,150
Revolving line of credit	-	-	40,000	-	-
Accounts payable and accrued liabilities	16,696	14,672	16,174	12,287	12,322
Dividends payable	5,373	5,371	5,369	5,395	5,385
Deferred income	1,010	464	502	1,550	1,016
Below market lease intangibles, net	2,602	2,782	2,962	2,137	2,312
Liabilities of held for sale assets	-	-	-	597	620
TOTAL LIABILITIES	284,722	282,696	325,097	244,038	268,856

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING REDEEMABLE PREFERRED INTEREST
Series C Cumulative Convertible Redeemable Preferred
Shares, $25 per share liquidation preference, 144,000 shares authorized and outstanding at September 30 and June 30, 2011
	-	-	-	3,221	3,221
Total non-controlling redeemable preferred interest	-	-	-	3,221	3,221

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Series D Cumulative Redeemable Preferred Shares
$25 per share liquidation preference, 5,060,000 shares authorized and 4,820,000 shares outstanding at June 30, 2012 and March 31, 2012 and 1,840,000 shares authorized and 1,600,000 shares outstanding at December 31, 2011	120,500	120,500	40,000	-	-
Common Shares, $1 par, unlimited shares authorized;
33,066,280, 33,053,502, 33,041,034, 32,958,778, and 32,897,554 issued and outstanding at June 30, Mar 31, 2012, Dec 31, Sept 30, and June 30, 2011, respectively	33,066	33,053	33,041	32,959	32,898
Additional paid-in capital	617,862	623,284	626,099	627,107	626,472
Accumulated distributions in excess of net income	(314,091)	(309,289)	(311,246)	(295,290)	(299,721)
Accumulated other comprehensive loss	(149)	(124)	(92)	-	-
Total Winthrop Realty Trust Shareholders’ Equity	457,188	467,424	387,802	364,776	359,649
Non-controlling interests	22,810	20,058	21,034	14,900	14,692
Total Equity	479,998	487,482	408,836	379,676	374,341
TOTAL LIABILITIES AND EQUITY	$764,720	$770,178	$733,933	$626,935	$646,418

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue
Rents and reimbursements	$13,257	$11,234	$25,797	$22,220
Interest, dividends and discount accretion	5,778	5,094	11,296	14,766
	19,035	16,328	37,093	36,986
Expenses
Property operating	3,779	3,987	8,331	8,032
Real estate taxes	1,017	1,087	2,271	2,342
Depreciation and amortization	4,479	3,312	8,198	6,793
Interest	3,512	3,963	7,301	8,576
General and administrative	3,264	2,758	6,295	5,282
State and local taxes	143	48	149	77
	16,194	15,155	32,545	31,102
Other income (loss)
Earnings from preferred equity investments	-	158	-	241
Equity in income of equity investments	586	2,875	1,010	1,520
Realized gain on sale of securities carried at fair value	15	7	41	131
Unrealized (loss) gain on securities carried at fair value	(791)	(723)	4,141	163
Unrealized (loss) gain on loan securities carried at fair value	(88)	34	76	2,847
Gain on sale of equity investment	232	-	232	-
Interest income	90	443	192	536
	44	2,794	5,692	5,438
Income from continuing operations	2,885	3,967	10,240	11,322

Discontinued operations
Income (loss) from discontinued operations	-	90	(3)	137
Consolidated net income	2,885	4,057	10,237	11,459
(Income) loss attributable to non-controlling interest	473	(329)	1,374	(533)
Net income attributable to Winthrop Realty Trust	3,358	3,728	11,611	10,926
Income attributable to non-controlling redeemable preferred interest	-	(58)	-	(117)
Income attributable to Series D Preferred Shares	(2,787)	-	(3,712)	-
Net income attributable to Common Shares	$571	$3,670	$7,899	$10,809

Per Common Share data - Basic
Income from continuing operations	$0.02	$0.11	$0.24	$0.36
Income from discontinued operations	-	-	-	-
Net income attributable to Winthrop Realty Trust	$0.02	$0.11	$0.24	$0.36

Per Common Share data - Diluted
Income from continuing operations	$0.02	$0.11	$0.24	$0.36
Income from discontinued operations	-	-	-	-
Net income attributable to Winthrop Realty Trust	$0.02	$0.11	$0.24	$0.36
Basic Weighted-Average Common Shares	33,064	32,573	33,058	29,841
Diluted Weighted-Average Common Shares	33,064	32,574	33,058	29,842
Comprehensive income
Consolidated net income	$2,885	$4,057	$10,237	$11,459
Change in unrealized gain on interest rate derivative	(25)	-	(57)	63
Comprehensive income	$2,860	$4,057	$10,180	$11,522

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Revenue
Rents and reimbursements	$13,257	$12,540	$22,561	$10,841	$11,234
Interest, dividends and discount accretion	5,778	5,518	14,861	5,503	5,094
	19,035	18,058	37,422	16,344	16,328
Expenses
Property operating	3,779	4,552	7,799	3,535	3,987
Real estate taxes	1,017	1,254	2,351	1,108	1,087
Depreciation and amortization	4,479	3,719	7,042	3,185	3,312
Interest	3,512	3,789	8,511	3,547	3,963
Impairment loss on investment in real estate	-	-	4,600	3,000	-
General and administrative	3,264	3,031	6,116	2,893	2,758
State and local taxes	143	6	320	11	48
	16,194	16,351	36,739	17,279	15,155
Other income (loss)
Earnings (loss) from preferred equity investments	-	-	(77)	257	158
Equity in income (loss) of equity investments	586	424	(18,614)	2,820	2,875
Gain on sale of equity investments	232	-	-	207	-
Realized gain (loss) on sale of securities carried at fair value	15	26	116	-	7
Unrealized gain (loss) on securities carried at fair value	(791)	4,932	4,472	(961)	(723)
Gain (loss) on extinguishment of debt, net	-	-	744	8,514	-
Unrealized gain (loss) on loan securities carried at fair value	(88)	164	2,779	(75)	34
Settlement income	-	-	5,868	-	-
Gain on consolidation of property	-	-	818	-	-
Interest and other income	90	102	264	472	443
	44	5,648	(3,630)	11,234	2,794

Income (loss) from continuing operations	2,885	7,355	(2,947)	10,299	3,967

Discontinued operations
Income (loss) from discontinued operations	-	(3)	473	(135)	90

Consolidated net income (loss)	2,885	7,352	(2,474)	10,164	4,057
(Income) loss attributable to non-controlling interest	473	901	(167)	(318)	(329)

Net income (loss) attributable to Winthrop Realty Trust	3,358	8,253	(2,641)	9,846	3,728
Income attributable to non-controlling redeemable preferred interest	-	-	(468)	(59)	(58)
Income attributable to Series D preferred shares	(2,787)	(925)	(339)	-	-
Net income (loss) attributable to Common Shares	$571	$7,328	$(3,448)	$9,787	$3,670

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Per Common Share data - Basic
Income (loss) from continuing operations	$0.02	$0.22	$(0.33)	$0.30	$0.11
Income (loss) from discontinued operations	-	-	0.01	-	-
Net income (loss) attributable to Winthrop Realty Trust	$0.02	$0.22	$(0.32)	$0.30	$0.11

Per Common Share data - Diluted
Income (loss) from continuing operations	$0.02	$0.22	$(0.33)	$0.30	$0.11
Income (loss) from discontinued operations	-	-	0.01	-	-
Net income (loss) attributable to Winthrop Realty Trust	$0.02	$0.22	$(0.32)	$0.30	$0.11

Basic Weighted-Average Common Shares	33,064	33,052	33,027	32,949	32,573
Diluted Weighted-Average Common Shares	33,064	33,052	33,027	32,949	32,574

Comprehensive income (loss)
Consolidated net income (loss)	$2,885	$7,352	$(2,474)	$10,164	$4,057
Change in unrealized gain (loss) on interest rate derivative	(25)	(32)	(29)	-	-
Comprehensive income (loss)	$2,860	$7,320	$(2,503)	$10,164	$4,057

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the three and six months ended June 30, 2012 and 2011:

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Basic
Net income attributable to Winthrop Realty Trust	$3,358	$3,728	$11,611	$10,926
Real estate depreciation	2,747	2,086	5,261	4,204
Amortization of capitalized leasing costs	1,732	1,226	2,937	2,591
Real estate depreciation and amortization of unconsolidated interests	3,992	2,376	7,654	4,639
Gain on sale of equity investments	(232)	-	(232)	-
Impairment loss on equity investments	-	3,800	-	3,800
Less: Non-controlling interest share of depreciation and amortization	(713)	(789)	(1,445)	(1,581)
Funds from operations	10,884	12,427	25,786	24,579
Preferred dividend of Series C Preferred Shares	-	(58)	-	(117)
Preferred dividend of Series D Preferred Shares	(2,787)	-	(3,712)	-
Allocation of earnings to Series B-1 Preferred Shares	-	(11)	-	(78)
Allocation of earnings to Series C Preferred Shares	-	(39)	-	(92)
FFO applicable to Common Shares - Basic	$8,097	$12,319	$22,074	$24,292
Weighted-average Common Shares	33,064	32,573	33,058	29,841
FFO Per Common Share - Basic	$0.24	$0.38	$0.67	$0.81

Diluted
Funds from operations	$10,884	$12,427	$25,786	$24,579
Preferred dividend of Series C Preferred Shares	-	(58)	-	(117)
Preferred dividend of Series D Preferred Shares	(2,787)	-	(3,712)	-
Allocation of earnings to Series B-1 Preferred Shares	-	(11)	-	(78)
Allocation of earnings to Series C Preferred Shares	-	(39)	-	(92)
FFO applicable to Common Shares	$8,097	$12,319	$22,074	$24,292

Weighted-average Common Shares	33,064	32,573	33,058	29,841
Stock options	-	1	-	1
Series B-1 Preferred Shares	-	-	-	-
Series C Preferred Shares	-	-	-	-
Diluted weighted-average Common Shares	33,064	32,574	33,058	29,842
FFO Per Common Share - Diluted	$0.24	$0.38	$0.67	$0.81

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the each of the last five quarterly periods:

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Basic
Net income (loss) attributable to Winthrop Realty Trust	$3,358	$8,253	$(9,839)	$9,846	$3,728
Real estate depreciation	2,747	2,515	2,348	2,094	2,086
Amortization of capitalized leasing costs	1,732	1,204	1,213	1,092	1,226
(Gain) loss on sale of real estate	-	-	(450)	58	-
Gain on sale of equity investments	(232)	-	-	(207)	-
Gain on consolidation of property	-	-	(818)	-	-
Real estate depreciation and amortization
of unconsolidated interests	3,992	3,662	3,831	2,996	2,376
Impairment loss on investments in real estate	-	-	4,600	3,000	3,800
Impairment loss on equity investments	-	-	17,258	-	-
Less: Non-controlling interest share
of depreciation and amortization	(713)	(732)	(1,113)	(790)	(789)
Funds from operations	10,884	14,902	17,030	18,089	12,427
Preferred dividend of Series C Preferred Shares	-	-	(409)	(59)	(58)
Preferred dividend of Series D Preferred Shares	(2,787)	(925)	(339)	-	-
Allocation of earnings to Series B-1 Preferred Shares	-	-	(61)	(170)	(11)
Allocation of earnings to Series C Preferred Shares	-	-	(35)	(82)	(39)
FFO applicable to Common Shares - Basic	$8,097	$13,977	$16,186	$17,778	$12,319
Weighted-average Common Shares	33,064	33,052	33,027	32,949	32,573
FFO Per Common Share - Basic	$0.24	$0.42	$0.49	$0.54	$0.38

Diluted
Funds from operations	$10,884	$14,902	$17,030	$18,089	$12,427
Preferred dividend of Series C Preferred Shares	-	-	(409)	(59)	(58)
Preferred dividend of Series D Preferred Shares	(2,787)	(925)	(339)	-	-
Allocation of earnings to Series B-1 Preferred Shares	-	-	(61)	(170)	(11)
Allocation of earnings to Series C Preferred Shares	-	-	(35)	(82)	(39)
FFO applicable to Common Shares	$8,097	$13,977	$16,186	$17,778	$12,319

Weighted-average Common Shares	33,064	33,052	33,027	32,949	32,573
Stock options	-	-	-	-	1
Convertible Series C Preferred Shares	-	-	-	-	-
Diluted weighted-average Common Shares	33,064	33,052	33,027	32,949	32,574
FFO Per Common Share - Diluted	$0.24	$0.42	$0.49	$0.54	$0.38

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE
(In thousands, except per share data)
(Unaudited)

Cash, accounts payable and dividends payable:	Trust Ownership	Carrying Amount	Matched Debt	Estimated NAV Range
Cash and cash equivalents and restricted cash	100%	$54,637	$-	$54,637	to	$54,637
Accounts payable and dividends payable	100%	(22,069)	-	(22,069)	to	(22,069)
Subtotal - Corporate Segment Estimated Net Asset Value Range				32,568	to	32,568

REIT Securities:	Trust Ownership	Fair Value Carrying Amount	Matched Debt	Estimated NAV Range
REIT Common shares	100%	$34,079	$-	$34,079	to	$34,079
REIT Preferred shares	100%	-	-	-	to	-
Subtotal - REIT Securities Segment Estimated Net Asset Value Range				34,079	to	34,079

Loans:	Trust Ownership	Par Value Plus Accrued Interest	Matched Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity Investments, with Expected Repayment
WBCMT Series 2007 Tranche L - CMBS	100%	$1,267	$-	$-	to	$1,267	[1	]
Mentor Building - Whole Loan	100%	2,511	-	2,511	to	2,511	[1	]
Riverside -B Note	50%	15,756	-	7,878	to	7,878	[1	]
2600 West Olive - Rake Bonds	100%	6,364	-	6,364	to	6,364	[1	]
Hotel Wales - Whole Loan	100%	20,097	14,000	6,097	to	6,097	[1	]
Legacy Orchard -Corporate Loan	100%	9,750	-	9,750	to	9,750	[1	]
Rennaisance - Mezzanine Loan	100%	3,000	-	3,000	to	3,000	[1	]
San Marbeya - Whole Loan	100%	30,337	15,150	15,187	to	15,187	[1	]
Rockwell - Mezzanine Loan	100%	1,506	-	1,506	to	1,506	[1	]
29 East Madison - Mezzanine Loan	100%	365	-	365	to	365	[1	]
500-512 Seventh Ave - B Note	100%	11,321	-	11,321	to	11,321	[1	]
Wellington Tower - Mezzanine Loan	100%	3,515	-	3,515	to	3,515	[1	]
Broward Office Building-Whole Loan	100%	30,139	-	30,139	to	30,139	[1	]
127 West 25th-Mezzanine Loan	100%	9,105	-	9,105	to	9,105	[1	]
30 North Michigan-Mezzanine Loan	100%	6,606		6,606	to	6,606	[1	]
Churchill-Whole Loan	100%	326	-	326	to	326	[1	]
4545 East Shea Blvd-Whole Loan	100%	2,250	-	2,250	to	2,250	[1	]
Total Estimated Value of Loans with Expected Repayment				115,919	to	117,186

Loan Assets, Loan Securities & Loan Equity Investments, with Potential Equity Participation
So-Cal Office - C Note	50%	118,126	40,000	39,219	to	39,219	[2	]
Stamford Office - Mezzanine	20%	47,078	-	9,416	to	9,416	[2	]
MetroTech Brooklyn-B Note	33%	21,111	-	-	to	75	[2	]
Total Estimated Value of Loans with Potential Equity				48,635	to	48,710

Debt Platforms
Conord Debt Holdings/CDH CDO	67%	N/A	N/A	14,000	to	18,000	[3	]
RE CDO	50%	N/A	N/A	1,794	to	1,794	[4	]
Total Estimated Value of Debt Platforms				15,794	to	19,794
Subtotal - Loan Segment Estimated Net Asset Value Range				180,348	to	185,690

Please refer to Estimated Net Asset Value notes on page 10.

(Continued on next page)

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)

Description	Trust Owner-ship	Type	Square Feet/ Units	Six Mos Ended June 30, 2012 NOI Annualized	Adjust- ments			Adjusted Annualized NOI [15]	Range of Capitalization Rates			Estimated Range of Property Value			Matched Debt Balance	Estimated NAV Range
Operating Properties
Deer Valley, AZ	100%	Office	82,000	$1,413	$247	[5	]	$1,660	8.74%	to	8.30%	$19,000	to	$20,000	$-	$19,000	to	$20,000	[12	]
Englewood, CO (Crossroads I)	100%	Office	118,000	342	924	[6	]	1,266	8.50%	to	7.50%	10,510	to	12,116	-	10,510	to	12,116
Englewood, CO (Crossroads II)	100%	Office	118,000	514	417	[6	]	931	8.50%	to	7.50%	10,643	to	12,103	-	10,643	to	12,103
Meriden, CT (Newbury Apartments)	100%	Multi-Family	180 Units	1,784				1,784	6.50%	to	6.00%	27,444	to	29,731	13,590	13,854	to	16,141
Atlanta, GA	100%	Retail	61,000	259				259	9.00%	to	8.00%	2,881	to	3,241	-	2,881	to	3,241
Denton, TX	100%	Retail	46,000	145				145	10.50%	to	8.50%	1,378	to	1,703	-	1,378	to	1,703
Greensboro, NC	100%	Retail	46,000	220				220	9.00%	to	8.00%	2,448	to	2,754	-	2,448	to	2,754
Louisville , KY	100%	Retail	47,000	214				214	11.00%	to	10.00%	1,948	to	2,142	-	1,948	to	2,142
Memphis, TN	100%	Retail	44,000	239				239	9.00%	to	8.00%	2,654	to	2,986	-	2,654	to	2,986
Seabrook, TX	100%	Retail	52,000	230				230	9.00%	to	8.00%	2,552	to	2,871	-	2,552	to	2,871
Amherst, NY	100%	Office	200,000	2,411				2,411	[14 ]	to	8.50%	15,457	to	28,361	15,457	-	to	12,904	[14	]
Andover, MA	100%	Office	93,000	957				957	9.00%	to	8.00%	10,635	to	11,964	-	10,635	to	11,964
Chicago, IL (One East Erie)	100%	Office	126,000	2,729				2,729	7.50%	to	6.50%	36,386	to	41,984	20,360	16,026	to	21,624
Chicago, IL (River City )	60%	Office	253,000	2,112				2,112	8.50%	to	7.50%	24,851	to	28,165	8,700	9,691	to	11,679
Houston, TX (Westheimer)	8%	Office	614,000	7,879				7,879	7.00%	to	6.00%	112,560	to	131,320	54,301	4,661	to	6,162
Indianapolis, IN (Circle Tower)	100%	Office	111,000	618				618	11.00%	to	10.00%	5,622	to	6,184	4,129	1,493	to	2,055	[12	]
Lisle, IL (550 Corporetum)	100%	Office	169,000	707	615	[6	]	1,323	9.50%	to	8.50%	12,504	to	14,142	5,753	6,751	to	8,389
Lisle, IL (Arboretum)	100%	Office	67,000	(279)	884	[6	]	605	11.00%	to	9.00%	3,521	to	4,759	1,658	1,863	to	3,101
Lisle, IL (1050 Corporetum)	60%	Office	54,000	471				471	9.00%	to	8.00%	5,234	to	5,888	5,577	-	to	311
New York, NY	var	Office /Retail	105,000	1,249	4,604	[7	]	5,853	6.50%	to	6.00%	90,046	to	97,550	51,636	20,127	to	22,753	[7	]
Orlando, FL	100%	Office	257,000	3,313				3,313	9.50%	to	8.50%	34,876	to	38,979	37,860	2,064	to	2,064	[8	]
Plantation, FL	100%	Office	120,000	1,448				1,448	9.50%	to	8.50%	15,237	to	17,030	10,870	4,367	to	6,160
South Burlington, VT	100%	Office	54,000	157				157	11.00%	to	9.00%	1,425	to	1,741	-	1,425	to	1,741
Jacksonville, FL	100%	Warehouse	580,000	824				824	10.00%	to	8.00%	8,245	to	10,306	-	8,245	to	10,306
Churchill, PA (Westinghouse )	100%	Mixed Use	52,000	(337)	1,087	[5	]	750	12.00%	to	9.00%	6,250	to	8,333	-	6,250	to	7,667
Memphis, TN (Waterford Apartments)	100%	Multi-Family	320 Units	745	575	[9	]	1,320	6.25%	to	6.00%	21,120	to	22,000	-	21,120	to	22,000
Please refer to Estimated Net Asset Value notes on page 10 .

(Continued on next page)

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)

Description	Trust Owner-ship	Type	Square Feet/ Units	Six Mos Ended June 30, 2012 NOI Annualized	Adjust- ments			Adjusted Annualized NOI [15]	Range of Capitalization Rates			Estimated Range of Property Value			Matched Debt Balance	Estimated NAV Range
Operating Properties (continued)

Marc Realty
223 West Jackson, Chicago, IL	50%	Office	168,000	1,076	700	[6	]	1,776	8.50%	to	7.50%	18,898	to	21,685	7,126	5,886	to	7,279
4415 West Harrison, Hillside, IL	50%	Office	192,000	589				589	9.50%	to	8.50%	6,197	to	6,927	4,471	863	to	1,228
1701 E. Woodfield, Shaumburg, IL	50%	Office	175,000	1,378				1,378	9.50%	to	8.50%	14,501	to	16,207	5,569	4,466	to	5,319
2205-55 Enterprise,Westchester, IL	50%	Office	130,000	1,307				1,307	9.50%	to	8.50%	13,755	to	15,373	9,147	2,304	to	3,113
180 North Michigan, Chicago, IL	70%	Office	229,000	3,214	(800)	[13	]	2,414	8.50%	to	7.50%	28,394	to	32,180	17,347	7,733	to	10,383

Sealy Venture
Atlanta, GA (Northwest)	60%	Industrial/ Office	472,000	1,788				1,788	9.00%	to	8.00%	19,868	to	22,352	13,880	3,593	to	5,083
Atlanta, GA (Newmarket)	68%	Industrial/ Office	470,000	1,548				1,548	9.00%	to	8.00%	17,205	to	19,356	37,000	-	to	-
Nashville, TN (Airpark)	50%	Industrial/Office	1,155,000	6,079				6,079	9.00%	to	8.00%	67,549	to	75,993	74,000	-	to	997

WRT-Elad / One South State	50%	Retail/Office	942,000		12,329			12,329	7.50%	to	6.50%	164,387	to	189,677	100,000	29,238	to	37,458	[10]

Mentor Retail	50%	Retail	6,571	138	278	[9	]	416	8.00%	to	7.00%	5,200	to	5,943	2,500	1,347	to	1,718

Vintage
27 Properties	75%	Multifamily	4,655	24,602				24,602	7.50%		7.50%	328,027	to	328,027	247,504	50,425	to	60,989	[11]
Tacoma Preferred Equity	75%	Multifamily	Under Construction													1,500	to	1,500
Urban Center Preferred Equity	75%	Multifamily	Under Construction													5,500	to	5,500
				Subtotal Operating Properties SegmentEstimated Value Range												295,441	to	367,503

				All Segments Estimated Net Asset Value Range												542,436	to	619,840

				Outstanding Line of Credit												-	to	-
				Outsanding Series D Preferred												(120,500)	to	(120,500)

				Net Asset Value Attributable to Common Shares												$421,936		$499,340

				Outstaning Common Shares												33,066	to	33,066
				Estimate Net Asset Value per Common Share Range												$12.76	to	$15.10

Please refer to Estimated Net Asset Value notes on page 10.

WINTHROP REALTY TRUST
NOTES TO ESTIMATED NET ASSET VALUE
(Unaudited)

Management’s estimate of net asset value (“NAV”) is based on in place assets and liabilities as of June 30, 2012. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to June 30, 2012.

[1] Management’s estimate of NAV on the Trust’s loans expected to be repaid gives no effect to the above or below market yield earned on certain of the loans.  Except for WBCMT, for which full recovery may not be realized, par is utilized as the estimate of value.

[2] Management’s estimate of NAV on the Trust’s loans with potential equity participation gives no effect to the potential value of any equity participation.   Par is utilized as the estimate of value.

[3] Management’s low estimate of value for the Concord Debt Holdings/CDH CDO investment is based upon the purchase price recently paid by the Trust for its purchase of Lexington Realty Trust’s 33.33% interest in these ventures, which gave no value to certain of the loans held by the platform.  Management’s high end range of estimate is based on low end value plus recovery on certain of the assets valued at $0.

[4] Management based its estimate on the carrying value of the collateral manager and equity of Sorin CDO IV and Sorin CDO III.  No value has been given for potential investment opportunities.

[5] Reflects adjustment made for leases in place which rents are not included in prior quarter’s reported earnings due to either the timing of commencement or rent abatement.

[6] Properties are currently in the process of leasing.  Accordingly, management estimated the range of property values by applying the range of capitalization rates to an estimated stabilized NOI and then deducted from the property value the estimated costs to achieve the projected stabilized NOI.

[7] Management’s estimated NAV is calculated based on a sale of the property at a range of values using capitalization rates between 6.0% and 6.5% applied to stabilized NOI.  The proceeds are then assumed to be distributed based upon the distribution provision of the 450 West 14th Street LLC Agreement which provides that cash is distributed as follows on the Trust’s capital contribution of $15.0 million and other equity holders’ capital of $3.0 million:

1)	to the Trust until it receives an amount equal to a 10% return;

2)	75% to the Trust , 25% to other equity holders until the Trust has received a 15% cumulative annual compounded return on its aggregate investment amount;

3)	90% to the Trust, 10% to other equity holders until the Trust has received a return of its aggregate investment amount;

4)	10% to the Trust, 90% to other equity holders until other equity holders have received a return of any new investment amount and a 15% IRR thereon;

5)
either (x) on or prior to the fifth anniversary of the Trust’s investment, 50% to the Trust and 50% to the other equity holders or (y) following the fifth anniversary of the Trust’s investment, 35% to the Trust and 65% to the other equity holders.  Management assumed the 35% for this analysis.

[8] This property currently generates cash flow to the Trust of $500,000 annually, which is expected to continue through 2017.   In view of the inability to determine a residual value at the end of the primary term, Management has assumed there is no residual value and as such the value is based on primary term cash flows discounted at 10.00%

[9] Waterford Apartments and the Mentor Equity investment are second quarter acquisitions.  The NOI adjustment reflects in place annual budgeted NOI.

[10] Management’s estimate of NAV is calculated based on the post-tax credit compliance period residual distribution provisions set forth in One South State Street LLC agreement which provide for payment of the WRT-Elad mezzanine loan under its terms and then 65% profits participation by WRT-Elad.  The range of capitalization rates reflects a range applicable to the retail portion of the property of 6.0%-7.0% and a range applicable to the office portion of 7.0%-8.0%.   The capitalization rates are applied to an in place NOI of $6.0 million attributable to the retail space and $6.35 million attributable to the office space.

[11] Each of the Vintage properties is owned in a partnership which includes outside investors and is subject to its individual partnership agreement Waterfall.  The VHH Operating Agreement provides that aggregate properties operating cash flow to VHH is distributed as follows:

1)	to the Trust until it receives a 12% preferred return on its unreturned capital;

2)	to the Trust’s joint venture partner until he receives at 12% return;

3)	the remainder is distributed 50% to the Trust and 50% to the Trust’s partner.

The Trust received $2.706 million in distributions of operating cash flow during the 6 months ended June 30, 2012, which is equal to $5.4 million on an annualized basis.

Capital proceeds from the sale or refinancing of any of the underlying properties are distributed 75% to the Trust and 25% to our joint venture partner until all capital is returned and unpaid returns are paid and any excess after the return of capital is distributed 50%/50%.

Management estimated the range of NAV based on the forecasted distributions to be received on this investment discounted at a range between 9% and 12%.    Forecasted residual proceeds were calculated based on sales of the underlying properties using a capitalization rate of 7.5%.

[12] Property value is based on recent marketing efforts.

[13] NOI reported on 180 North Michigan for the six months ended June 30, 2012 included revenue attributable to a lease termination fee of $400,000.  Accordingly, the annualized NOI was adjusted down to exclude this nonrecurring revenue.

[14] This property is net leased to Ingram Micro under a lease which expires in October 2013.   Management is currently negotiating a renewal of this lease, but there has been no agreement reached.  Until a lease renewal is negotiated or the building is leased to a new tenant, we will consider the low end of the value to be equal to the debt.

[15] Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures.

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited)

	Six Months Ended June 30,
	2012	2011
	(unaudited)	(unaudited)
Cash flows from operating activities
Net income	$10,237	$11,459
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization (including amortization of
of deferred financing costs)	5,460	4,629
Amortization of lease intangibles	2,884	2,337
Straight-lining of rental income	(2,476)	(709)
Loan discount accretion	(5,559)	(8,793)
Discount accretion received in cash	14,065	8,540
Earnings of preferred equity investments	-	(241)
Distributions of income from preferred equity investments	-	60
Income of equity investments	(1,010)	(1,520)
Distributions of income from equity investments	4,885	3,813
Restricted cash held in escrows	(2,312)	1,359
Gain on sale of equity investment	(232)	-
Gain on sale of securities carried at fair value	(41)	(131)
Unrealized gain on securities carried at fair value	(4,141)	(163)
Unrealized gain on loan securities carried at fair value	(76)	(2,847)
Tenant leasing costs	(683)	(581)
Bad debt (recovery) expense	(242)	191
Net change in interest receivable	(135)	(161)
Net change in accounts receivable	(418)	(1,131)
Net change in accounts payable and accrued liabilities	2,303	1,068

Net cash provided by operating activities	22,509	17,179

Cash flows from investing activities
Investments in real estate	(28,882)	(4,139)
Investment in equity investments	(33,546)	(59,562)
Investment in preferred equity investments	(4,000)	(3,942)
Proceeds from sale of investments in real estate	632	-
Proceeds from sale of equity investments	2,297	6,000
Return of capital distribution from equity investments	38,100	26,130
Purchase of securities carried at fair value	(5,655)	(568)
Proceeds from sale of securities carried at fair value	4,614	26,281
Proceeds from payoff of loan securities	-	8,748
Restricted cash held in escrows	(4,431)	(1,417)
Issuance and acquisition of loans receivable	(44,096)	(44,161)
Collection of loans receivable	29,798	12,717
Net cash used in investing activities	(45,169)	(33,913)

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited, continued)

	Six Months Ended June 30,
	2012	2011
	(unaudited)	(unaudited)
Cash flows from financing activities
Proceeds from mortgage loans payable	2,051	11,000
Principal payments of mortgage loans payable	(3,100)	(30,692)
Proceeds from revolving line of credit	-	27,324
Proceeds from issuance of Series D Preferred Shares	77,715	-
Payment of revolving line of credit	(40,000)	(52,774)
Proceeds from note payable	-	15,150
Restricted cash held in escrows	(21)	(501)
Deferred financing costs	(99)	(612)
Contribution from non-controlling interest	3,975	277
Distribution to non-controlling interest	(270)	(194)
Purchase of non-controlling interests	(400)	-
Issuance of Common Shares through offering	-	61,386
Issuance of Common Shares under Dividend Reinvestment Plan	268	1,368
Dividend paid on Common Shares	(10,740)	(8,794)
Dividend paid on Series D Preferred Shares	(3,712)	-
Dividend paid on Series C Preferred Shares	-	(117)
Net cash provided by financing activities	25,667	22,821
Net increase in cash and cash equivalents	3,007	6,087
Cash and cash equivalents at beginning of period	40,952	45,257
Cash and cash equivalents at end of period	$43,959	$51,344

Supplemental Disclosure of Cash Flow Information

Interest paid	$7,072	$8,865
Taxes paid	$242	$47

Supplemental Disclosure on Non-Cash Investing and
Financing Activities

Dividends accrued on Common Shares	$5,373	$5,346
Dividends accrued on Series C Preferred Shares	$-	$39
Capital expenditures accrued	$1,474	$172
Other receivables	$-	$-
Transfer to loan securities carried at fair value	$-	$662
Transfer from loans receivable	$(2,938)	$(11,184)
Transfer from preferred equity	$(3,923)	$(2,022)
Transfer to equity investment	$6,861	$12,544
Transfer to loan receivable	$6,550	$-
Transfer from equity investment	$(12,400)	$-
Transfer to additional paid-in capital	$5,487	$-
Transfer to non-controlling interests	$363	$-

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands, Unaudited)

	June 30, 2012	March 31, 2012	Dec 31, 2011	Sept 30, 2011	June 30, 2011
Investments in Real Estate
Land	$39,575	$36,495	$36,495	$36,495	$36,495
Buildings and improvements
Buildings	313,398	297,112	297,223	249,789	251,632
Building improvements	20,012	14,830	13,679	11,435	12,824
Furniture and Fixtures	2,176	1,857	1,849	1,842	827
Tenant improvements	14,657	14,757	14,586	10,052	8,681
	389,818	365,051	363,832	309,613	310,459
Accumulated depreciation and amortization	(49,818)	(47,071)	(44,556)	(42,262)	(40,168)
Total Investments in Real Estate	$340,000	$317,980	$319,276	$267,351	$270,291

Accounts Receivable
Straight-line rent receivable	$13,281	$12,251	$10,805	$9,666	$9,438
Other	5,980	5,914	5,335	2,714	4,672
Total Accounts Receivable	$19,261	$18,165	$16,140	$12,380	$14,110

Securities Carried at Fair Value
REIT Preferred Shares	$-	$-	$4,277	$4,222	$4,333
REIT Common Shares	34,079	33,700	24,579	2,430	3,280
Total Securities Carried at Fair Value	$34,079	$33,700	$28,856	$6,652	$7,613

Equity Investments
So-Cal Office Loan Portfolio (31 Loans)	$33,888	$34,181	$72,626	$-	$-
Vintage Housing Holdings (27 Properties)	30,144	28,830	29,887	30,513	25,452
Elad / One South State Street (1 Property)	24,716	24,743	10,150	-	-
Marc Realty Portfolio (5 Properties)	21,768	34,227	27,145	43,419	43,735
Sealy Ventures Properties (3 Properties)	9,717	10,570	11,348	14,382	10,798
Mack-Cali / Stamford (Office Loan)	8,236	8,097
Riverside Plaza (Retail Loan)	7,883	7,883	7,883	7,883	7,883
Concord Debt Holdings	4,529	-	-	-	-
CDH CDO	2,978	-	-	-	-
RE-CDO Management	1,794	1,812	1,296	1,273	1,250
Mentor Retail (1 Property)	511
10 Metrotech (Office Loan)	56	-	-	-	-
Lakeside/Eagle	1	5	7	9	9
FII Co-Invest	-	1,800	1,800	1,800	-
LW SOFI (Sofitel Hotel Loan)	-	-	-	6,877	6,022
Total Equity Investments	$146,221	$152,148	$162,142	$99,279	$89,127

Preferred Equity Investments
Vintage at Tacoma	$1,500	$1,500	$1,500	$1,500	$-
Vintage at Urban Center	4,000	-	-	-	-
180 North Michigan (Marc Realty)	-	-	4,020	3,999	4,118
450 West 14th Street (High Line)	-	-	-	7,903	6,037
Total Preferred Equity Investments	$5,500	$1,500	$5,520	$13,402	$10,155

Non-Controlling Interests
Westheimer (Houston, TX)	$11,673	$11,316	$10,973	$10,648	$10,340
River City / Marc Realty (Chicago, IL)	3,484	3,404	3,346	3,411	3,442
One East Erie/ Marc Realty (Chicago, IL)		480	504	461	503
1050 Corporetum / Marc Realty (Lisle, IL)	110	134	171	215	253
Deer Valley / Fenway (Deer Valley, AZ)	-	-	189	165	154
450 West 14th Street (High Line)	3,075	3,725	4,847	-	-
So-Cal Office Loan Portfolio	4,468	999	1,004	-	-
Total Non-Controlling Interests	$22,810	$20,058	$21,034	$14,900	$14,692

The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets for all periods presented (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
 (In thousands, except for per share data, Unaudited)

	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Debt
Mortgage loans payable	$229,891	$230,257	$230,940	$185,622	$210,751
Series B-1 Preferred Shares	-	-	-	21,300	21,300
KeyBank line of credit	-	-	40,000	-	-
Secured financing	29,150	29,150	29,150	15,150	15,150
Total Debt	259,041	259,407	300,090	222,072	247,201

Preferred Shares
Series C Cumulative Convertible Redeemable Preferred Shares	-	-	-	3,221	3,221

Equity
Series D Cumulative Redeemable Preferred Shares	120,500	120,500	40,000	-	-
Common Shares	336,688	346,924	347,802	364,776	359,649
Non-controlling ownership interests	22,810	20,058	21,034	14,900	14,692
Total Equity	479,998	487,482	408,836	379,676	374,341

Total Capitalization	$739,039	$746,889	$708,926	$604,969	$624,763

Common Dividend Per Share
June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

$0.1625	$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Cash and cash equivalents	$43,959	$79,526	$40,952	$66,777	$51,344
Securities carried at fair value	34,079	33,700	28,856	6,652	7,613
Available under line of credit	50,000	50,000	10,000	50,000	50,000
Total Liquidity and Credit Facility	$128,038	$163,226	$79,808	$123,429	$108,957

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
June 30, 2012
(In thousands, except square footage / units, Unaudited)

The following pages of investment data are presented to provide additional information relating to management’s expectations on selected assets within its business segments. For more detail on these assets within this Supplement please reference Schedule of Loan Assets on pages 19-20, Consolidated Property Data on pages 23-24, and Equity Investment Property Data on pages 25-27.

Cash	Amount

Cash and cash equivalents	$43,959

REIT Securities	Cost	Fair Value

REIT Common shares	$26,775	$ 34,079

Loan Assets, Loan Securities & Loan Equity Investments, with Expected Repayment	Type	Stated Interest Rate	Cost, less Principal Repaid	Carrying Amount (before accrued interest)	Par Value		Extended Maturity Date
Broward Financial Ctr - Whole Loan	Office /Retail	9.84%	30,000	30,000	30,000		10/15/12
Riverside -B Note - 50 % Owned Equity Inv*	Retail	12.00%	15,600	15,600	15,600		12/01/12
2600 West Olive - Rake Bonds	Office	Libor+0.65% to 1.60%	1,500	5,374	6,364		02/28/13
Hotel Wales - Whole Loan	Hotel	Libor + 4%	20,000	20,000	20,000		10/05/13
WBCMT Series 2007 Tranche L - CMBS	Hotel	Libor + 1.75%	161	11	1,267		03/09/14
Legacy Orchard -Corporate Loan	Corporate Loan	15.00%	9,750	9,750	9,750	(1)	10/31/14
Rennaisance - Mezzanine Loan	Retail / Multifamily	Libor + 12%	3,000	3,000	3,000		01/01/15
San Marbeya - Whole Loan	Multifamily	5.88%	26,073	26,668	30,189		01/01/15
Fenway Shea - Whole Loan	Office	12.00%	2,250	2,250	2,250		04/05/15
127 West 25th Street - Mezzanine Loan	Mixed Use	14.00%	9,000	9,000	9,000		04/30/15
Churchill - Whole Loan	Mixed Use	Libor + 3.75%	324	324	324		05/31/15
30 North Michigan - Mezzanine Loan	Office	10.00%	6,550	6,550	6,550		06/01/15
Rockwell - Mezzanine Loan	Industrial	12.00%	244	279	1,491		05/01/16
29 East Madison - Mezzanine Loan	Office	8.00%	365	365	365		05/31/16
500-512 Seventh Ave - B Note	Office	7.19%	9,439	9,945	11,276		07/11/16
Wellington Tower - Mezzanine Loan	Mixed use	6.79%	2,351	2,609	3,501		07/11/17
Mentor Building - Whole Loan	Retail	10.00%	2,497	2,497	2,497		09/10/17
(1) Amount represents Borrowers Discounted Payoff Option amount.

Loan Assets, Loan Securities & Loan Equity Investments, with Potential Equity Participation	Type	Stated Interest Rate	Cost, less Principal Repaid	Carrying Amount (before accrued interest)	Par Value		Extended Maturity Date
So-Cal Office - C Note - 56% Owned Equity Inv *	Office	Libor + 3.1%	96,969	96,969	100,292		08/09/12
Stamford Office - Mezzanine - 20% Owned Equity Inv*	Office	Libor + 3.25%	40,000	41,109	47,000	(1)	08/06/14
10 Metrotech - B Participation - 33% Owned Equity Inv*	Office	Libor + 2.0%	105	105	21,000		03/09/10

* Amounts shown represent 100% of the investment at the venture level.
Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
June 30, 2012
(In thousands, except square footage / units, Unaudited)

Consolidated Operating Properties Acquired through Direct or Indirect Foreclosure	% Owned	Type	Square Feet/ Units	Cost Basis before Accum Depreciation	Cost per Square Foot or Unit	Debt Balance
Deer Valley, AZ	100%	Office	82,000	$11,764	$143	$-	(1)
Englewood, CO (Crossroads I)	100%	Office	118,000	8,193	69	-	(1)
Englewood, CO (Crossroads II)	100%	Office	118,000	10,647	90	-	(1)
Meriden, CT (Newbury Apartments)	100%	Multifamily	180 Units	25,258	140,322	13,590
Memphis, TN, (Waterford Apartments)	100%	Multifamily	320 units	20,758	64,869	-

Consolidated Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Cost Basis before Accum Depreciation	Cost per Square Foot	Debt Balance
Atlanta, GA	100%	Retail	61,000	4,638	$76	$-	(1)
Denton, TX	100%	Retail	46,000	2,934	64	-	(1)
Greensboro, NC	100%	Retail	46,000	3,801	83	-	(1)
Louisville , KY	100%	Retail	47,000	3,098	66	-	(1)
Memphis, TN	100%	Retail	44,000	1,397	32	-	(1)
Seabrook, TX	100%	Retail	52,000	2,012	39	-	(1)
Amherst, NY	100%	Office	200,000	19,618	98	15,457
Andover, MA	100%	Office	93,000	8,329	90	-	(1)
Chicago, IL (One East Erie / Marc Realty)	80%	Office	126,000	25,631	203	20,360
Chicago, IL (River City / Marc Realty )	60%	Office	253,000	16,375	65	8,700
Houston, TX (Westheimer)	8%	Office	614,000	69,543	113	54,301
Indianapolis, IN (Circle Tower)	100%	Office	111,000	8,628	78	4,129
Lisle, IL (550 Corporetum)	100%	Office	169,000	21,629	128	5,753
Lisle, IL (Arboretum)	100%	Office	67,000	6,230	93	1,657
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,046	75	5,577
New York, NY	var	Office / Retail	105,000	59,881	570	51,636
Orlando, FL	100%	Office	257,000	17,290	67	37,861
Plantation, FL	100%	Office	120,000	12,935	108	10,870
South Burlington, VT	100%	Office	54,000	3,407	63	-	(1)
Jacksonville, FL	100%	Warehouse	580,000	12,344	21	-	(1)
Churchill, PA	100%	Mixed Use	52,000	9,431	181	-

(1) These properties collateralize our revolving line of credit.

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
June 30, 2012
(In thousands, except square footage / units, Unaudited)

Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Equity Investment Carrying Amount
Marc Realty (5 Equity Investments)	Var	Office	894,000	$21,768
Sealy Equity Investments (3 Equity Investments)	Var	Industrial/Office	2,097,000	9,717
WRT-Elad / One South State St (1 Equity Investment)	50%	Retail / Office	942,000	24,716
Vintage Housing Holdings	Var	Multifamily	4,655 Units	30,144
Mentor Retail LLC (1 Equity Investment)	50%	Retail	7,000	511

Preferred Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Residential Units	Preferred Equity Investment Carrying Amount

Vintage Housing Holdings - Tacoma	75%	Multi-Family	231 Units Under construction	$1,500
Vintage Housing Holdings - Urban Center	75%	Multi-Family	395 Units Under construction	4,000

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands, Unaudited)

	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

REIT Preferred shares	$-	$-	$-	$-	$2,067	$4,277	$2,067	$4,222	$2,067	$4,333
REIT Common shares	26,775	34,079	25,681	33,700	21,492	24,579	2,935	2,430	2,935	3,280
Total securities carried at fair value	$26,775	$34,079	$25,681	$33,700	$23,559	$28,856	$5,002	$6,652	$5,002	$7,613

Securities carried at fair value are comprised of REIT preferred shares and common shares for which the Trust has elected the fair value option.

	Three Months Ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Net unrealized gain (loss)	$(879)	$5,096	$3,552	$(1,036)	$(689)

Net realized gain (loss)	$15	$26	$(8)	$-	$7

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.
Net unrealized gains and losses and realized gains and losses above include amounts generated from securities carried at fair value and loan securities.

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Description	Acquisition Date	Asset Type	Location	Position		Interest Rate (1)	Carrying Amount (2) June 30, 2012	Par Value		Maturity Date (3)	Senior Debt (4)

Loans Receivable
Broward Financial Ctr	May 2012	Office / Retail	Ft Lauderdale, FL	Whole Loan		9.84%	$30,139	$30,000		10/15/12	$-
Hotel Wales	Oct 2011	Hotel	New York, NY	Whole Loan		Libor + 4.0% (5)	20,097	20,000		10/05/13	-
Legacy Orchard	Oct 2010	Corporate Loan	n/a	Corporate Loan		15.00%	9,750	9,750	(6)	10/31/14	-
Renaissance Walk	Dec 2011	Retail/ Multifamily	Atlanta, GA	Mezzanine		Libor + 12.0% (7)	3,000	3,000		01/01/15	4,000
San Marbeya	Jul 2010	Multifamily	Tempe, AZ	Whole		5.88%	26,816	30,189		01/01/15	-
Fenway Shea	Apr 2012	Office	Phoenix, AZ	Mezzanine		12.00%	2,250	2,250		04/05/15	-
127 West 25th Street	May 2012	Mixed Use	New York, NY	Mezzanine		14.00%	9,105	9,000		04/30/15	35,180
30 N. Michgan	May 2012	Office	Chicago, IL	Mezzanine		10.00%	6,607	6,550		05/31/15
Churchill	May 2012	Mixed Use	Churchill, PA	Whole Loan		Libor + 3.75%	326	324		06/01/15	-
Rockwell	Aug 2010	Industrial	Shirley, NY	Mezzanine		12.00%	294	1,491		05/01/16	16,727
29 East Madison	Jun 2011	Office	Chicago, IL	Mezzanine		8.00%	365	365		05/31/16	10,657
500-512 7th Ave	Jul 2010	Office	New York, NY	B Note		7.19%	9,990	11,276		07/11/16	243,244
Wellington Tower	Dec 2009	Mixed Use	New York, NY	Mezzanine		6.79%	2,622	3,501		07/11/17	22,500
Mentor Building	Mar 2012	Retail	Chicago, IL	Whole Loan		10.00%	2,511	2,497		09/10/17	-
				Total Loans Receivable			$123,872	$130,193
Loan Securities Carried at Fair Value
WBCMT 2007	Dec 2009	Hotel	Various	CMBS		Libor + 1.75%	$11	$1,267		03/09/14	$1,324,403
West Olive	Dec 2009	Office	Burbank, CA	Rake Bonds		(8)	5,374	6,364		02/28/13	15,666
			Total Loan Securities Carried at Fair Value				$5,385	$7,631
Equity Investment Loan Assets (9)
10 Metrotech	Apr 2012	Office	Brooklyn, NY	B Participation		Libor + 2.0%	$37	$6,999		03/09/10	$39,871
Riverside Plaza	Jun 2010	Retail	Riverside, CA	B Note	(10)	12.00%	7,878	7,800		12/01/12	54,400
So-Cal Office Portfolio	Nov 2011	Office	Southern. CA	C Note	(10)	Libor + 3.10%	48,794	59,184		08/09/12	678,797
Stamford Portfolio	Feb 2012	Office	Stamford, CT	Mezzanine	(10)	Libor + 3.25%	8,206	9,400	(6)	08/06/14	400,000
			Total Loan Assets of Equity Investments				$64,915	$83,383

Continued on next page

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited, Continued)

Notes to Schedule of Loan Assets
(1) Represents contractual interest rates without giving effect to loan discount and accretion. The stated interest rate may be significantly different than the Trust's effective interest rate on certain loan investments.

(2) Carrying amount of loans receivable includes accrued interest of $635,000 and cumulative accretion of $1,408,000 at June 30, 2012.
(3) Maturity dates presented are after giving effect to all contractual extensions.
(4) Senior Debt indicates debt which is secured by the underlying property which is senior to our loan.
(5) Libor floor of 3%.
(6) Amount of Par Value is presented at the borrowers discounted payoff option (DPO) amount.
(7) Libor floor of 2%.
(8) Ranges from Libor + 0.65% to Libor + 1.60%.
(9) Does not include our equity interests in Concord and RE CDO Management.
(10) The loan asset carrying amount presented is at Winthrop's ownership in the loan balance.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)

	Three Months Ended
	June 30, 2011	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Rents and reimbursements
Minimum rent	$10,493	$10,097	$9,475	$9,722	$9,666
Deferred rents (straight-line)	1,030	1,446	1,140	227	363
Recovery income	1,152	1,143	967	976	1,274
Less:
Above and below market rents	102	102	106	113	126
Lease concessions and abatements	480	(248)	(113)	(197)	(195)
Total rents and reimbursements	$13,257	12,540	11,575	10,841	11,234

Rental property expenses
Property operating	3,779	4,552	3,754	3,535	3,987
Real estate taxes	1,017	1,254	1,096	1,108	1,087
Total rental property expenses	4,796	5,806	4,850	4,643	5,074

Net operating income (1)
from consolidated properties	8,461	$6,734	$6,725	$6,198	$6,160

(1) See definition of non-GAAP measure of Net Operating Income on page 35 of the supplemental package.

WINTHROP REALTY TRUST
SCHEDULE OF INTEREST, DIVIDENDS AND DISCOUNT ACCRETION
 (In thousands)
(Unaudited)

	Three Months Ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Interest, Dividends and Discount Accretion by Business Segment:
Loan Assets	5,472	$5,232	$4,867	$5,417	$4,976
REIT Securities	305	286	322	86	118
Total Interest, Dividends and Discount Accretion	$5,777	$5,518	$5,189	$5,503	$5,094

Interest, Dividends and Discount Accretion Detail:
Interest on loan assets	2746	$2,399	$2,633	$3,043	$2,687
Accretion of loan discount	2726	2,833	2,234	2,374	2,289
Interest and dividends on REIT securities	305	286	322	86	118
Total Interest, Dividends and Discount Accretion	$5,777	$5,518	$5,189	$5,503	$5,094

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
June 30, 2012 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Basis Net of Deprec	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Amherst, NY (2)	2005	100%	200,000	100%	Ingram Micro Systems (2013/2023)	200,000	$16,405	Fee	$15,457	10/2013 5.65%
Andover, MA	2005	100%	93,000	100%	PAETEC Comm. (2022/2037)	93,000	7,046	Fee	(1)	(1)
Chicago, IL (One East Erie / Marc Realty)	2005	100%	126,000	93%	The Gettys Group (2012/2016)	13,000	20,961	Fee	20,360	03/2016 5.75%
					River North Surgery (2015/ n/a)	15,000
Chicago, IL (River City / Marc Realty)	2007	60%	253,000	72%	Bally Total Fitness (2013/2021)	55,000	14,579	Fee	8,700	04/2015 6.25%
					ITAV (2024/2029)	35,000
					MFS/Worldcom(2019/2023)	61,000
Deer Valley, AZ	2010	100.0%	82,000	96%	United Healthcare (2017/2027)	42,000	10,709	Fee	(1)	(1)
					Premier Research Group (2016/2026)	13,800
					Southwest Desert Cardiology (2022 / 2037)	9,200
Englewood, CO Crossroads I	2010	100%	118,000	57%	RGN-Denver LLC (2015/ 2025)	17,000	7,677	Fee	(1)	(1)
Englewood, CO Crossroads II	2010	100%	118,000	87%	TIC Holdings (2019 / 2044)	75,000	10,087	Fee	(1)	(1)
Houston, TX	2004	8%	614,000	100%	Spectra Energy (2018/2028)	614,000	57,700	Fee	54,301	04/2016 6.23%
Indianapolis, IN (Circle Tower)	1974	100%	111,000	81%	No Tenants Over 10%	-	4,936	Fee	4,129	04/2015 5.82%
Lisle, IL	2006	100%	169,000	77%	United Healthcare (2014/ n/a)	41,000	18,789	Fee	5,753	10/2014 Libor + 2.5%
Lisle, IL	2006	100%	67,000	17%	ABM Janitorial (2012/2014)	11,000	5,265	Fee	1,658	10/2014 Libor + 2.5%
Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,548	Fee	5,577	03/2017 5.55%
New York, NY (450 West 14th St)	2011	var	105,000	91%	Fast Retailing (2026/2036)	23,000	58,818	Ground Lease	51,636	05/2016 Libor + 2.5%
					Alice + Olivia (2021/2031)	22,000
					Access Industries (2021/2031)	14,000
Orlando, FL	2004	100%	257,000	100%	Siemens Real Estate, Inc. (2017/2042)	257,000	13,994	Ground Lease	37,860	07/2017 6.40%
Plantation, FL	2004	100%	120,000	100%	AT&T Service, Inc. (2020/2035)	120,000	11,232	Fee	10,870	04/2018 6.48%
South Burlington, VT	2005	100%	54,000	100%	Fairpoint Comm. (2014/2029)	54,000	2,876	Ground Lease	(1)	(1)
Subtotal - Office			2,541,000				264,622		216,301

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
June 30, 2012 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Basis Net of Deprec	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$3,754	Ground Lease	(1)	(1)
Denton, TX	2004	100%	46,000	100%	Diesel Fitness (2012) Harbor Freight Tools (2022 / 2037)	29,000 17,000	2,624	Fee	(1)	(1)
Greensboro, NC	2004	100%	46,000	100%	The Kroger Co. (2017/2037)	46,000	3,077	Ground Lease	(1)	(1)
Louisville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	2,579	Fee	(1)	(1)
Memphis, TN	2004	100%	44,000	100%	The Kroger Co. (2015/2040)	44,000	1,252	Fee	(1)	(1)
Seabrook, TX	2004	100%	52,000	100%	The Kroger Co. (2015/2040)	52,000	1,746	Fee	(1)	(1)

Subtotal Retail			296,000				15,032
Residential
Meriden, CT	2010	100%	180 units	96%	n/a	n/a	23,828	Fee	13,590	10/2014 Libor + 2.5%
Waterford	2012	100%	320 units	93%	n/a	n/a	20,624	Fee
Subtotal Retsidential							44,452
Other
Warehouse
Jacksonville, FL	2004	100%	580,000	100%	Fanatics, Inc. (2015/2024)	558,000	10,319	Fee	(1)	(1)
Mixed Use
Churchill, PA	2004	100%	52,000	100%	Westinghouse (2013)	-	5,575	Fee	-	-
Subtotal - Other			632,000				15,894
Total Consolidated Properties			3,469,000				$340,000		$229,891

(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.

Notes to Consolidated Properties - Selected Data
(1) These properties collateralize our revolving line of credit.
(2)  The Amherst, New York office property represents two separate buildings. The ground underlying the properties is leased to us by the local development authority pursuant to a ground lease which requires no payment. Effective October 31, 2013, legal title to the ground will vest with us.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA
June 30, 2012
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance(1)	Debt Maturity & Int Rate
Marc Realty Portfolio - Equity Investment Operating Properties
223 West Jackson, Chicago, IL	2005	50%	168,000	75%	No tenants over 10%	-	7,930	Fee	7,126	06/2012 6.92%
4415 West Harrison, Hillside, IL (High Point)	2005	50%	192,000	58%	North American Medical Mgmt (2015/2020)	20,400	2,330	Fee	4,471	12/2015 5.62%
1701 E. Woodfield, Shaumburg, IL	2005	50%	175,000	87%	No tenants over 10%	-	1,979	Fee	5,569	09/2015 Libor + 3% (2)
2205-55 Enterprise, Westchester, IL	2005	50%	130,000	90%	Consumer Portfolio (2014/2019)	18,900	2,579	Fee	9,146	02/2013 Libor + 2.75%
					UroPartners LLC (2015/ n/a)	14,500
180 North Michigan Chicago, IL (Marc Realty)	2008	70%	229,000	83%	No tenants over 10%		6,950	Fee	17,347	03/2013 Libor+1.5% (3)
Total Marc Realty Portfolio			894,000				$21,768		$43,659
Sealy Venture Portfolio - Equity Investment Operating Properties
Atlanta, GA (Northwest Atlanta)	2006	60%	472,000	70%	Original Mattress (2020/2025)	57,000	$8,373	Fee	$13,880	09/2015 Libor +5.35% (4)
Atlanta, GA (Newmarket)	2008	68%	470,000	52%	No tenants over 10%	-	1,344	Fee	37,000	11/2016 6.12%
Nashville, TN (Airpark)	2007	50%	1,155,000	86%	No tenants over 10%	-	-	Fee	74,000	05/2012 5.77%
Total - Sealy Venture Portfolio			2,097,000				$9,717		$124,880
Mentor Retail LLC - Equity Investment Operating Property
39 South State Street Chicago, IL	2012	50%	7,000	100%	American Apparel (2022 / n/a)	7,000	$511	Fee	$2,497	09/2017 10%
WRT-Elad / One South State Equity - Equity Investment Operating Property
One South State Street Chicago, IL (Sullivan Ctr)	2012	50%	942,000	84%	School of the Art Institute of Chicago (2018 /2028)	157,000	$24,716	Fee	$100,292	02/2015 11%
					State of Illinois (2018)	243,000
					Target (2027 /2062)	147,000
			942,000				$24,716		$100,292

								(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA (Continued)
June 30, 2012
(Unaudited)

Description and Location		Year Acquired	Units	(**) % Leased	Ownership of Land
Vintage Housing Portfolio - Equity Investment Operating Properties
Agave Associates	Elk Grove, CA	2011	188	93%	Fee
Bouquet Canyon Seniors	Santa Clarita, CA	2011	264	97%	Fee
Elk Creek Apartments	Sequim, WA	2011	138	93%	Fee
Falls Creek Apartments	Couer d' Alene, ID	2011	170	95%	Fee
Forest Creek Apartments	Spokane, WA	2011	252	94%	Fee
Hamilton Place Seniors	Bellingham, WA	2011	94	99%	Fee
Heritage Place Apartments	St. Ann, MO	2011	113	98%	Fee
Holly Village Apartments	Everett, WA	2011	149	92%	Fee
Larkin Place Apartments	Bellingham, WA	2011	101	97%	Fee
Rosecreek Senior Living	Arlington, WA	2011	100	99%	Fee
Seven Hills/ St Rose	Henderson, NV	2011	244	99%	Fee
Silver Creek Apartments	Pasco, WA	2011	242	98%	Fee
The Bluffs Apartments	Reno, NV	2011	300	93%	Fee
Twin Ponds Apartments	Arlington, WA	2011	134	95%	Fee
Vintage at Bend	Bend, OR	2011	106	96%	Fee
Vintage at Bremerton	Bremerton, WA	2011	143	95%	Fee
Vintage at Burien	Burien, WA	2011	101	98%	Ground Lease
Vintage at Chehalis	Chehalis, WA	2011	150	95%	Fee
Vintage at Everett	Everett, WA	2011	259	93%	Fee
Vintage at Mt. Vernon	Mt. Vernon, WA	2011	154	99%	Fee
Vintage at Napa	Napa, CA	2011	115	96%	Fee
Vintage at Richland	Richland, WA	2011	150	95%	Fee
Vintage at Sequim	Sequim, WA	2011	118	97%	Fee
Vintage at Silverdale	Silverdale, WA	2011	240	96%	Fee
Vintage at Spokane	Spokane, WA	2011	287	96%	Fee
Vintage at Vancouver	Vancouver, WA	2011	154	97%	Fee
Vista Sonoma Seniors Apts	Santa Rosa, CA	2011	189	92%	Fee
			4655
Vintage Housing Portfolio - Preferred Equity Investment Operating Properties
Vintage at Tacoma		2012	231	under construction	Fee
Vintage at Urban Center		2012	395	under construction	Fee
			626
Total - Vintage Housing Portfolio			5,281	units

				(Continued on Next Page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA (Continued)
June 30, 2012
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	($000's) Equity Investment		($000's) Debt Balance (1)
Equity Investment Operating Properties
Marc Realty Portfolio (from Page 25 )	see above		894,000	$21,768		$43,659	(6)
Sealy Portfolio (from Page 25)	see above		2,097,000	9,717		124,880	(6)
Mentor Retail LLC (from Page 25)	see above		7,000	511		2,497	(6)
WRT-Elad / One South State Equity (from Page 25)	see above		941,000	24,716		100,292	(6)
Vintage Portfolio (from page 26)	see above		4,655 units	30,144	(5)	247,504	(6)
Total Equity Investment Operating Properties				86,856		$518,832

Loan Asset Equity Investments
SoCal Office Portfolio Loan LLC	2011	50%		33,888
WRT-Stamford LLC	2012	20%		8,236
WRT-ROIC Riverside LLC	2010	50%		7,883
WRT-ROIC Lakeside Eagle LLC	2011	50%		1

Other Equity Investment
Concord Debt Holdings LLC	2012	67%		4,529	(7)
CDH CDO LLC	2012	67%		2,978	(7)
RE CDO Management LLC	2011	50%		1,794
10 Metrotech	2012	33%		56
Total Equity Investments				$146,221

Notes to Equity Investments - Selected Data
(**) Occupancy rates include all signed leases including space undergoing tenant improvements
(1) Debt balance shown represents 100% of the debt encumbering the properties.
(2) An interest rate swap agreement with a notional amount of $5,579 effectively converts the interest rate to a fixed rate of 4.78%.
(3) An interest rate swap agreement with a notional amount of $17,425 effectively converts the interest rate to a fixed rate of 4.55%.
(4) An interest rate cap was purchased that caps Libor at 1%.
(5) The Vintage equity investment of $30,144 represents a our various interests in Vintage Housing Holdings LLC, an entity which owns the general partnership interest listed above.  The investment basis is not specifically allocated among the various lower tier partnerships.

(6) See Equity Investments debt details on pages 31 and 32.
(7) Represents the interest acquired from Lexington Realty Trust on May 1, 2012.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES – OPERATING SUMMARY
Six Months Ended June 30, 2012
 (In thousands, except for Square Footage, Unaudited)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Impairment	Deprec & Amort	(Income) Loss Attributable to Non-controlling Interest		WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100.0%	6	296,000	$728	$54	$21	$653	$-	$-	$196	$-		$457
Office	100.0%	12	1,515,000	11,716	3,251	1,289	7,176	2,929	-	3,570	72	(2)	605
Residential	100.0%	2	500 units	2,154	626	263	1,265	207	-	941			117
Other	100.0%	2	632,000	1,691	1,328	118	245	-	-	426	-		(181)
		22	2,443,000	16,289	5,259	1,691	9,339	3,136	-	5,133	72		998
Partially Owned Consolidated Properties
Chicago, IL (River City/Marc Realty)	60.0%	1	253,000	2,176	774	346	1,056	293	-	417	138		208
Houston, TX (Multiple LP's)	8.0%	1	614,000	3,949	9	-	3,940	1,721	-	1,396	700		123
Lisle, IL (Marc Realty)	60.0%	1	54,000	417	147	35	235	163	-	75	(1)		(2)
New York, NY (450 W 14th St)	Var	1	105,000	2,966	2,142	199	625	948	-	1,177	(2,247)		747
		4	1,026,000	9,508	3,072	580	5,856	3,125	-	3,065	(1,410)		1,076
Total Consolidated Properties		26	3,469,000	$25,797	$8,331	$2,271	$15,195	$6,261	$-	$8,198	$(1,338)		$2,074
Line of Credit interest expense								372			-
Interest expense related to loan assets								668			-
Loss attributable to Noncontrolling interest related to the Trust's loan segment								-			(36)
Total								$7,301			$(1,374)

(1) See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 36 of the supplemental package.
(2) The amounts attributable to non-controlling interests for 100% owned properties are from Deer Valley and One East Erie properties prior to the Trust's 2012 acquisitions of the non-controlling interests in these properties.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – OPERATING SUMMARY
Six Months Ended June 30, 2012
 (In thousands, except for Square Footage, Unaudited)
Venture	Number of Properties	Square Footage	Total Revenue	Operating Expenses	Real Estate Taxes	Net Operating Income (2)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT' S Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio	5	894,000	13,250	6,142	2,155	4,953	1,715	(136)	3,642	(540)	(230)
Sealy Venture Portfolio	3	2,097,000	6,842	1,680	771	4,391	5,257	(20)	2,993	(3,879)	(1,631)
Mentor Retail	1	7,000	86	5	12	69	42	-	15	12	6
WRT-Elad	1	942,000	5,715	1,307	738	3,670	3,501	(1,075)	2,679	(3,585)	515
Vintage Portfolio (3)	27	4,655 units	20,600	7,995	303	12,302	3,321	(2,726)	5,627	628	934
Total Equity Investment Operating Properties	37	3,940,000	$46,493	$17,129	$3,979	$25,385	$13,836	$(3,957)	$14,956	$(7,364)	(406)

Marc Realty Portfolio - Amortization of basis differential (1)	(114)
WRT-ROIC Riverside - Winthrop's share of net income from equity investment	468
WRT-ROIC Lakeside Eagle-Winthrop's share of net loss from equity investment	(16)
RE CDO Management - Winthrop's share of net income from equity investment	28
CDH CDO - Winthrop's share of net income from equity investment	1,012
Concord Debt Holdings - Winthrop's share of net income from equity investment	379
WRT-SoCal Lender - Winthrop's share of net income from equity Investment	(638)
Stamford / Mack-Cali - Winthrop's share of net income from equity investment	316
10 Metrotech- Winthrop's share of net income from equity investment	(19)

Equity in loss of equity investments	$1,010

(1)  This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities.  The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.
(2) See definition of Net Operating Income on page 35 of the supplemental package.
(3) Operating results reflect results for the period December 1, 2011 to May 31, 2012.

WINTHROP REALTY TRUST
CONSOLIDATED DEBT SUMMARY
(In thousands, Unaudited)

Description	Principal Outstanding June 30, 2012	Coupon	Remaining 2012 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)
Fixed rate debt
Mortgage loans payable
Amherst, NY	$15,457	5.650%	$232	10/2013	$14,822
Chicago, IL / River City	8,700	5.500%	-	04/2015	8,331
Indianapolis, IN / Circle Tower	4,129	5.820%	40	04/2015	3,888
Chicago, IL / Ontario	20,360	5.750%	160	03/2016	19,073
Houston, TX - Note 1	25,000	5.220%	-	04/2016	25,000
Houston, TX - Note 2	8,800	6.000%	-	04/2016	8,800
Houston, TX - Note 3	20,501	7.500%	2,249	04/2016	-
Lisle, IL / 1050 Corporetum	5,577	5.550%	33	03/2017	5,189
Orlando, FL	37,861	6.400%	282	07/2017	34,567
Plantation, FL	10,870	6.483%	59	04/2018	10,046
Total mortgage loans payable /Wtd Avg	157,255	6.087%	3,055		129,716	3.89

Non-recourse secured financing
San Marbeya A Participation	15,150	4.850%	-	01/2015	15,150
Total Fixed Rate Debt/ Wtd Avg	172,405	5.978%	3,055		144,866	3.77
Floating rate debt
Mortgage loans payable
New York, NY (450 W 14th St) (LIBOR + 2.5%, 1% LIBOR Floor)	51,636	3.500%	-	05/2016	51,636
Meriden, CT / Newbury (LIBOR + 2.5%, 1% LIBOR Cap)	13,590	2.770%	-	10/2014	13,590
Lisle, IL / 550-560 Corporetum (LIBOR + 2.5%, 1% LIBOR Cap)	5,753	2.770%	-	10/2014	5,753
Lisle, IL / 701 Arboretum (LIBOR + 2.5%, 1% LIBOR Cap)	1,657	2.770%	-	10/2014	1,657
	72,636	3.288%	-		72,636	3.39

Non-recourse secured financing
Hotel Wales A Note Payable - (LIBOR + 1.25, 3% Libor Floor)	14,000	4.250%	-	10/2013	14,000
Total Floating Rate Debt/ Wtd Avg	86,636	3.443%	-		86,636	3.04
Total Consolidated Debt/Wtd Avg	$259,041	5.130%	$3,055		$231,502	3.53

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY
(In thousands, Unaudited)

Description	Gross Principal Outstanding June 30, 2012	WRT Share Principal Outstanding June 30, 2012	Coupon	WRT Share Remaining 2012 Repayment	Maturity Date		WRT Share Amount Due at Maturity	Weighted Average Maturity (in years)
Fixed rate debt
Sealy - Airpark, Nashville, TN	74,000	37,000	5.77%	-	05/01/12	(7)	37,000
Sealy - Newmarket, Atlanta, GA	37,000	25,160	6.12%	-	11/01/16		25,160
Marc Realty - 223 West Jackson, Chicago, IL	7,126	3,563	6.92%	3,563	06/01/12	(8)	3,563
Marc Realty - 180 North Michigan, Chicago, IL (1)	17,347	12,143	4.55%	323	03/28/13		11,884
Marc Realty - 4415 West Harrision, Hillside, IL	4,471	2,236	5.62%	24	12/01/15		1,615
Marc Realty - 1701 East Woodfield, Shaumburg, IL (2)	5,569	2,785	4.78%	33	09/01/15		2,564
Mentor Retail - 39 South Street, Chicago, IL	2,497	1,249	10.00%	-	09/10/17		1,249
WRT-Elad - One South State Street	100,292	50,146	11.00%	-	02/01/15		50,146
VHH - Agave Associates	2,500	1,125	3.50%	-	12/15/36		1,125
VHH - Bouquet Canyon Seniors	11,221	8,416	6.38%	119	07/01/28		1,781
VHH - Vintage at Chehalis (3)	8,190	6,143	4.62%	77	06/15/40		1,607
VHH - Elk Creek Apartments	7,377	5,533	6.46%	19	11/01/39		2,948
VHH - Falls Creek Apartments	8,360	6,270	6.24%	23	12/01/40		3,207
VHH - Hamilton Place Seniors	134	101	5.88%	22	07/01/14		-
VHH - Heritage Place Apartments	1,796	1,347	8.37%	16	07/19/15		1,239
VHH - Heritage Place Apartments	515	386	1.00%	7	05/01/39		-
VHH - Larkin Place Apartments	6	5	5.92%	5	06/01/12	(8)	5
VHH - Vintage at Mt. Vernon (4)	7,500	5,625	5.11%	-	01/15/37		2,258
VHH - Vintage at Mt. Vernon (5)	1,145	859	5.86%	-	01/15/37		-
VHH - Vintage at Napa	6,113	4,585	6.16%	65	06/01/34		-
VHH - Vintage at Silverdale (6)	14,880	11,160	5.62%	155	09/15/39		753
VHH - The Bluffs Apartments	8	1	3.00%	1	12/15/36		-
VHH - Twin Ponds Apartments	1,352	1,014	6.20%	42	01/01/38		-
VHH - Vintage at Vancouver	697	523	8.12%	38	01/01/35		-
VHH - Vista Sonoma Seniors Apts	10,179	7,634	6.56%	97	01/01/32		57
Total Fixed Rate Debt/ Wtd Avg	$330,275	$195,009	7.18%	$4,629			$148,161	8.7

Notes to Fixed Rate Debt Schedule:
(1) An interest rate swap agreement with a notional amount of $17,553 effectively converts the interest rate to a fixed rate of 4.55%.
(2) An interest rate swap agreement with a notional amount of $5,600 effectively converts the interest rate to a fixed rate of 4.78%.
(3) An interest rate swap agreement with a notional amount of $8,190 effectively converts the interest rate to a fixed rate of 4.62%.
(4) An interest rate swap agreement with a notional amount of $7,500 effectively converts the interest rate to a fixed rate of 5.106%.
(5) An interest rate swap agreement with a notional amount of $1,116 effectively converts the interest rate to a fixed rate of 5.857%.
(6) An interest rate swap agreement with a notional amount of $14,602 effectively converts the interest rate to a fixed rate of 5.615%.
(7) Currently negotiating restructure of loan with special servicer.
(8) Loan paid off subsequent to quarter ended June 30, 2012.
(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY (Continued)
(In thousands, Unaudited)

Description	Interest Rate (1), (2)	Gross Principal Principal Outstanding June 30, 2012	WRT Share Principal Outstanding June 30, 2012	Coupon	WRT Share Remaining 2012 Repayment	Maturity Date	WRT Share Amount Due at Maturity	Weighted Average Maturity (in years)
Floating rate debt
Sealy - Northwest Atlanta, Atlanta, GA	LIBOR + 5.35%	13,880	8,328	5.59%	67	09/01/15	7,927
Marc Realty - 2205-55 Enterprise, Westchester, IL (3)	LIBOR + 2.75%	9,146	4,573	4.25%	60	02/20/13	4,501
VHH - Agave Associates	SIFMA + 1.47%	11,323	5,095	1.65%	68	10/15/36	-
VHH - Vintage at Bend	SIFMA + 1.24%	5,600	4,200	1.42%	56	12/15/36	343
VHH - Vintage at Bremerton	SIFMA + 1.66%	6,200	4,650	1.84%	98	03/15/33	-
VHH - Vintage at Burien	SIFMA + 1.35%	6,885	5,164	1.53%	87	01/15/38	-
VHH - Vintage at Everett	SIFMA + 1.32%	16,600	12,450	1.50%	110	01/15/38	984
VHH - Forest Creek Apartments	SIFMA + 1.50%	13,680	10,260	1.68%	106	06/15/40	-
VHH - Hamilton Place Seniors	SIFMA + 1.43%	3,590	2,693	1.61%	-	07/01/33	734
VHH - Holly Village Apartments	SIFMA + 1.44%	7,115	5,336	1.76%	62	07/31/32	-
VHH - Larkin Place Apartments	SIFMA + 1.58%	4,825	3,619	1.59%	29	07/01/33	956
VHH - Vintage at Richland	SIFMA + 1.63%	7,535	5,651	1.81%	77	01/15/38	505
VHH - Rosecreek Senior Living	SIFMA + 0.33%	3,355	2,516	0.51%	22	12/31/37	1,683
VHH - Vintage at Sequim	SIFMA + 2.22%	6,343	4,757	2.40%	28	03/01/38	1,100
VHH - Silver Creek Apartments	SIFMA + 1.53%	13,095	9,821	1.71%	139	01/01/18	2,837
VHH - Vintage at Spokane	SIFMA + 1.32%	16,295	12,221	1.50%	105	08/15/40	3,782
VHH - Seven Hills/ St Rose	SIFMA + 1.35%	14,770	7,385	1.53%	115	10/15/35	232
VHH - The Bluffs Apartments	SIFMA + 1.41%	15,080	4,524	1.59%	62	09/15/34	-
VHH - Twin Ponds Apartments	SIFMA + 1.38%	5,515	4,136	1.56%	-	01/01/38	4,136
VHH - Vintage at Vancouver	SIFMA + 2.24%	7,725	5,794	2.42%	-	01/01/35	2,415
Total Floating Rate Debt/ Wtd Avg		188,557	123,173	2.02%	1,291		32,135	22.4
Total Joint Venture Debt/Wtd Avg		$518,832	$318,182	5.18%	$5,920		$180,296	14.0

Notes to Floating Rate Debt Schedule:
(1)	LIBOR rate used to determine coupon on floating rate debt at June 30, 2012 was 0.24475%
(2)
SIFMA = Securities Industry and Financial Markets Association Municipal Swap Index. SIFMA rate used to determine coupon on floating rate debt at May 31, 2012 on the Vintage debt was 0.18%. Each of the Vintage floating rate debt instruments is subject to an interest rate cap ranging from 5.50% and 8.25%.

(3)	This loans provides for an interest rate floor of 4.25%.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES LEASE EXPIRATIONS SUMMARY
(Unaudited)

Year of Lease Expirations	Net Rentable Square Feet Subject to Expiring Leases	Percentage of Leased Square Footage Represented by Expiring Leases (%)	Annual Contractual Rent Under Expiring Leases ($)	Annual Rent Per Leased Square Foot of Expiring Leases ($)

Consolidated Multi Tenant Operating Properties:
2012	42,100	4.7%	$717,000	$17.03
2013	134,600	15.0%	1,808,000	13.43
2014	112,900	12.6%	1,939,000	17.17
2015	78,900	8.8%	1,438,000	18.23
2016	87,500	9.7%	1,342,000	15.34
Thereafter	442,400	49.2%	9,844,000	22.25

Consolidated Single Tenant Operating Properties:
2012	-	-	$-	$-
2013	252,000	11.1%	2,516,000	9.98
2014	54,000	2.4%	820,000	15.19
2015	696,000	30.6%	1,405,000	2.02
2016	61,000	2.7%	259,000	4.25
Thereafter	1,211,000	53.3%	15,004,000	12.39

Annual contractual rent under expiring leases represents base rent charges for the period and does not reflect any straight-line rent adjustments or expense reimbursements.

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET INCOME ATTRIBUTABLE TO COMMON SHARES
(In thousands)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2012	2012	2011	2011	2011

NOI from consolidated properties (1), (4)	$8,461	$6,734	$6,726	$6,197	$6,160

Less:
Interest expense	(3,512)	(3,789)	(3,899)	(3,546)	(3,963)
Depreciation and amortization	(4,479)	(3,719)	(3,561)	(3,185)	(3,312)
(Income) loss attributable to non-controlling interest	473	901	37	(318)	(329)
WRT share of income (loss) from consolidated properties (2), (4)	943	127	(697)	(852)	(1,444)

Equity in income (loss) of equity investments (3)	586	424	(17,259)	2,820	2,875

Add:
Earnings from preferred equity investments	-	-	-	257	158
Interest, dividends and discount accretion	5,778	5,518	5,189	5,503	5,094
Settlement income	-	-	5,868	-	-
Gain on consolidation of property	-	-	818	-	-
Gain on Extinguishment of debt	-	-	744	8,514	-
Unrealized gain (loss) on loan securities carried at fair value	(88)	164	-	-	34
Unrealized gain (loss) on securities carried at fair value	(791)	4,932	3,586	-	-
Gain on loan securities carried at fair value	15	26	-	-	7
Gain on sale of equity investment	232	-	-	207	-
Interest and other income	90	102	171	472	443
Income from discontinued operations	-	-	425	-	90

Less:
Loss from preferred equity investments	-	-	(160)	-	-
Series B-1 Preferred interest expense	-	-	(409)	(59)	(58)
Income attributable to Series D preferred shares	(2,787)	(925)	(339)	-	-
General and administrative	(3,264)	(3,031)	(3,592)	(2,893)	(2,758)
State and local tax expense	(143)	(6)	(290)	(12)	(48)
Unrealized loss on securities carried at fair value	-	-	-	(961)	(723)
Loss on sale of securities carried at fair value	-	-	-	-	-
Impairment loss on investment in real estate	-	-	(4,600)	(3,000)	-
Unrealized loss on loan securities carried at fair value	-	-	(34)	(75)	-
Realized loss on sale of securities carried at fair value	-	-	(8)	-	-
Loss on discontinued operations	-	(3)	-	(134)	-

Net income attributable to Common Shares	$571	$7,328	$(10,587)	$9,787	$3,670

(1) See additional NOI detail on Page 22 of the supplemental package.
(2) See detail for the Six months ended June 30, 2012 on Page 28 of the supplemental package.
(3) See detail for the Six months ended June 30, 2012 on Page 29 of the supplemental package.
(4) See definitions for non-GAAP measures on page 35 of the supplemental package.

WINTHROP REALTY TRUST SUPPLEMENTAL DEFINITIONS

Funds From Operations - We have adopted the revised definition of Funds from Operations (“FFO”), adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  Management considers FFO to be an appropriate measure of performance of a REIT.  We calculate FFO by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and adjustment for unconsolidated partnerships and ventures.  Management believes that in order to facilitate a clear understanding of our historical operating results, FFO should be considered in conjunction with net income as presented in the consolidated financial statements included elsewhere herein.  Management considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies.

Our calculation of FFO may not be directly comparable to FFO reported by other REITs or similar real estate companies that have not adopted the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.  FFO is not a GAAP financial measure and should not be considered as an alternative to net income (loss), the most directly comparable financial measure of our performance calculated and presented in accordance with GAAP, as an indication of our performance.  FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions.  We believe that to further understand our performance; FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Net Operating Income (NOI) - Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Income / (Loss) from Consolidated Properties: Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Whole Loan – An investment in an original mortgage loan instead of a loan comprised of one or more lenders.

Mezzanine Loan – A loan secured by an ownership interest of the entity which owns the property and which is subordinate to a first mortgage loan.

B-Note - A structured junior participation that is part of a first mortgage loan.

Rake Bond – A junior interest in a securitized mortgage loan which has been structured in one or more classes of Collateralized Mortgage Backed Securities (“CMBS”).  Rake bonds are classes of CMBS issued in a transaction that solely relate to one particular mortgage loan.

Accretion of Discount - The increase in the value of an instrument such as a loan which was acquired for an amount less than face value.

SIFMA - Securities Industry and Financial Markets Association Municipal Swap Index

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)
Overnight Delivery:
250 Royall Street
Canton, MA 02021
Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor

Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

ANALYST COVERAGE
Analyst	Firm	Contact Information

Joshua A. Barber	Stifel Nicolaus	(443) 224-1347
jabarber@stifel.com

Ross L. Smotrich	Barclays Capital	(212) 526-2306
ross.smotrich@barcap.com

Ryan Bennett	Barclays Capital	(212) 526-5309
ryan.bennett@barclayscapital.com

Jordan Sadler	KeyBanc	(917) 368-2280
jsadler@keybanccm.com

Craig Mailman	KeyBanc	(917) 368-2316
cmailman@keybanccm.com

Winthrop Realty Trust is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Winthrop Realty Trust's performance made by the analyst is theirs alone and does not represent opinions forecasts or predictions of Winthrop Realty Trust or its management. Winthrop Realty Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.